EXHIBIT 10.4

Execution Copy

THIRD AMENDING AGREEMENT TO THE
AMENDED AND RESTATED CREDIT AGREEMENT

dated as of December 15, 2021

ALTALINK INVESTMENT MANAGEMENT LTD.,
in its capacity as general partner of
ALTALINK INVESTMENTS, L.P.,
as Borrower,
- and -
ALTALINK INVESTMENT MANAGEMENT LTD.,
as General Partner,
- and -
ROYAL BANK OF CANADA,
as Administrative Agent of the Lenders, and as Lender,
- and -
RBC CAPITAL MARKETS,
as Sole Lead Arranger and Sole Bookrunner
- and -
BANK OF MONTREAL,
as Documentation Agent
- and -
ALL OTHER LENDERS WHICH BECOME
PARTIES THEREUNDER,
as Lenders

THIRD AMENDING AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 15, 2021, among AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, AltaLink Investment Management Ltd., as General Partner, Royal Bank of Canada, as Agent of the Lenders (the “Agent”), and the Lenders party hereto.
RECITALS
WHEREAS AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, Royal Bank of Canada, as Agent of the Lenders, and the Lenders are parties to an Amended and Restated Credit Agreement made as of January 24, 2020, as amended by a first amending agreement dated as of April 27, 2020 and a second amending agreement dated as of May 17, 2021 (collectively, the “Original Credit Agreement”);
AND WHEREAS the Borrower, the General Partner, the Lenders and the Agent have agreed to amend certain provisions of the Original Credit Agreement in the manner and on the terms and conditions provided for herein.
NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS
1.1Definitions
All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Original Credit Agreement.
ARTICLE 2
AMENDMENTS
2.1Amendment to Section 1.1
(a)The definition of “Maturity Date” in Section 1.1 of the Original Credit Agreement is deleted in its entirety and replaced with the following:
“Maturity Date” means, in respect of each Lender, unless otherwise accelerated as provided in this Agreement, December 15, 2026, as such date may be extended by such Lender in its sole discretion pursuant to Section 6.2(b), in which case, the Maturity Date in respect of such Lender shall be the date agreed to by such Lender pursuant to Section 6.2(b).

ARTICLE 3
CONDITIONS PRECEDENT
3.1Conditions Precedent
This Third Amending Agreement shall become effective when:
(a)the Agent shall have received an executed copy of this Third Amending Agreement from each of the Agent, the Lenders, the Borrower and the General Partner;
(b)the Agent has received an extension fee from the Borrower, which fee shall be in the amount of 3.5 bps calculated on the Commitment of each Lender party to this Second Amending Agreement, and payable to each such Lender; and
(c)no Event of Default shall have occurred and be continuing.
The conditions set forth above are inserted for the sole benefit of the Lenders and may be waived by the Lenders in whole or in part, with or without terms or conditions.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES
4.1Representations and Warranties True and Correct; No Default or Event of Default
The Borrower and General Partner each hereby represents and warrants to the Agent and the Lenders that after giving effect to this Third Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Original Credit Agreement and each of the other Loan Documents is true and correct on, and as of, the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Original Credit Agreement), and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.
ARTICLE 5
MISCELLANEOUS
5.1No Other Amendments, Waivers or Consents
Except as expressly set forth herein, the Original Credit Agreement and all Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms.
5.2Time
Time is of the essence in the performance of the parties’ respective obligations in this Third Amending Agreement.

5.3Governing Law
This Third Amending Agreement is a contract made under, and shall be governed by and construed in accordance with, the laws of the Province of Alberta and the federal laws of Canada applicable therein.
5.4Successors and Assigns
This Third Amending Agreement shall ensure to the benefit of, and be binding upon, the parties hereto and their respective successors and any assigns, transferees and endorsees of the Agent or any Lender. Nothing in this Third Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under the Original Credit Agreement, as amended by this Third Amending Agreement.
5.5Counterparts
This Third Amending Agreement may be executed by the parties hereto in counterparts and may be delivered by facsimile or other electronic means (including via electronic mail in portable document format) and all such counterparts shall together constitute one and the same agreement.
[Remainder of page intentionally left blank – signature pages follow]

The parties hereto have duly executed this Third Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK INVESTMENT MANAGEMENT LTD., in its capacity as General Partner of ALTALINK INVESTMENTS, L.P.
By:	/s/ Jeffrey A. Austin
	Name:	Jeffrey A. Austin
	Title:	Director

By:	/s/ Todd Anliker
	Name:	Todd Anliker
	Title:	Director

($300M) AILP– Third Amending Agreement to Amended and Restated Credit Agreement

ALTALINK INVESTMENT MANAGEMENT LTD.
By:	/s/ Jeffrey A. Austin
	Name:	Jeffrey A. Austin
	Title:	Director

By:	/s/ Todd Anliker
	Name:	Todd Anliker
	Title:	Director

($300M) AILP– Third Amending Agreement to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as Agent
By:	/s/ Yvonne Brazier
	Name:	Yvonne Brazier
	Title:	Manager, Agency Services

By:
Name:
Title:
($300M) AILP– Third Amending Agreement to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as Lender
By:	/s/ David Gazley
	Name:	David Gazley
	Title:	Authorized Signature

By:
Name:
Title:

($300M) AILP– Third Amending Agreement to Amended and Restated Credit Agreement

BANK OF MONTREAL, as Lender
By:	/s/ Steven Patchet
	Name:	Steven Patchet
	Title:	Director

By:
Name:
Title:

($300M) AILP– Third Amending Agreement to Amended and Restated Credit Agreement

ATB FINANCIAL, as Lender
By:	/s/ Trevor Guinard
	Name:	Trevor Guinard
	Title:	Director - Energy
Infrastructure

By:	/s/ Shane de Villiers
	Name:	Shane de Villiers
	Title:	Associate Director - Energy
Infrastructure

($300M) AILP– Third Amending Agreement to Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Mathieu Leroux
	Name:	Mathieu Leroux
	Title:	Director

By:	/s/ Andrew Rose
	Name:	Andrew Rose
	Title:	Associate

($300M) AILP– Third Amending Agreement to Amended and Restated Credit Agreement

NATIONAL BANK OF CANADA, as Lender
By:	/s/ James Dexter
	Name:	James Dexter
	Title:	Authorized Signatory

By:	/s/ Mark Williamson
	Name:	Mark Williamson
	Title:	Authorized Signatory

($300M)AILP– Third Amending Agreement to Amended and Restated Credit Agreement